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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):           January 25, 2002
                                                           (January 23, 2002)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     1-10410                  62-1411755
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)


         ONE HARRAH'S COURT
         LAS VEGAS, NEVADA                                    89119
(Address of Principal Executive Offices)                    (Zip Code)



                                 (702) 407-6000
             ----------------------------------------------------
              (Registrant's telephone number, including area code)



             ----------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

      On January 23, 2002, Harrah's Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)      Exhibits

            99(1) Text of press release, dated January 23, 2002, of the
                  Registrant.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  HARRAH'S ENTERTAINMENT, INC.


Date: January 25, 2002            By:  /s/ Brad L. Kerby
                                     -----------------------------------
                                     Name: Brad L. Kerby
                                     Title: Vice President, Corporate
                                              Counsel, and Secretary